UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	03/31/2009

FORM N-CSR

Item 1.	Reports to Stockholders.

2

Contents

THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
23	Notes to Financial Statements
33	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus Municipal Income, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and financial markets, including many areas of the municipal bond markets. An economic downturn was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline. As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs and massive monetary and fiscal stimulus and support for state and local municipalities. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through March 31, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus Municipal Income achieved a total return of 0.47% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.246 per share,which reflects an annualized distribution rate of 6.88%.2

Municipal bonds suffered bouts of poor liquidity and heightened volatility due to a severe financial crisis and economic downturn during the reporting period. Although the fund’s income stream and higher-quality holdings held up relatively well, the fund’s total return reflected the challenging market environment, especially during the fourth quarter of 2008.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure, including paying close attention to a bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings.

Financial Crisis and Recession Sparked Volatility

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, over the reporting period. Slumping home values, surging unemployment and plunging consumer confidence contributed to one of the worst recessions since the Great Depression, putting pressure on the fiscal conditions of most states and municipalities. Meanwhile, an ongoing credit crunch escalated in September 2008 into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers. These developments sparked a “flight to quality” in which investors fled riskier assets in favor of traditional safe havens, especially U.S. Treasury securities. As a result, for much of the reporting period, absolute tax-exempt yields were significantly higher than those of comparable taxable U.S.Treasury securities.

Market turmoil was particularly severe over the fourth quarter of 2008, when highly leveraged institutional investors were forced to sell creditworthy investments, including municipal bonds, to meet margin calls and redemption requests. In addition, several major bond insurers suffered massive sub-prime related losses, causing investors to question the value of insurance on municipal bonds.

Market conditions stabilized somewhat during the first quarter of 2009, and a number of municipal bonds that had suffered severe declines earlier in the reporting period bounced back in the second half. Investors apparently refocused on underlying credit fundamentals and began to look forward to the potentially beneficial effects of massive monetary and fiscal stimulus programs from the Federal Reserve Board and U.S. government.

Defensive Strategies Cushioned Losses

In this tumultuous market environment, we adopted a more defensive investment posture.Whenever market liquidity allowed, we attempted to upgrade the fund’s credit profile by reducing its positions in corporate-backed municipal bonds in favor of general obligation bonds and essential-purpose revenue bonds from municipal issuers we considered fiscally sound. Indeed, essential-services bonds fared relatively well over the reporting period. On the other hand, the fund’s holdings of bonds backed by the states’ settlement of litigation with U.S. tobacco companies hurt the relative performance, partly due to supply-and-demand factors.

Finally, the fund’s leveraging strategy exacerbated the effects of falling bond prices but helped boost its current income stream as the cost of obtaining financing fell along with short-term interest rates. Rates on the fund’s auction-rate preferred shares, which are issued to fund its leveraging strategy, fell to low levels despite dislocations in the auction-rate securities market.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the U.S. economy has remained weak, and the financial crisis has persisted. Consequently, we have maintained the fund’s defensive posture in anticipation of heightened market volatility over the foreseeable future. Over the longer term, however, we believe that low valuations, high yields relative to taxable U.S. government securities and the likelihood of rising federal and state taxes make municipal bonds an attractive asset class.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment returns fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2009 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—144.8%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—3.0%
The Board of Trustees of the
University of Alabama, HR
(University of Alabama at
Birmingham) (Insured; MBIA, Inc.)	5.88	9/1/10	4,620,000	[a]	4,998,517
Alaska—4.1%
Alaska Housing Finance
Corporation, General Mortgage
Revenue (Insured; MBIA, Inc.)	6.05	6/1/39	6,845,000		6,847,875
Arizona—5.0%
City of Phoenix, County of
Maricopa and the County of
Pima Industrial Development
Authorities, SFMR
(Collateralized: FHLMC,
FNMA and GNMA)	5.80	12/1/39	3,990,000		4,032,254
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/28	1,000,000		1,026,260
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000		2,118,540
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000		1,306,080
California—13.7%
ABAG Financial Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000		4,983,700
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000	[b]	3,166,980
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000		2,520,275
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	3,545,000	[a]	3,812,718
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	1,455,000	[a]	1,573,583

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/32	6,000,000	[c]	1,483,260
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.80	6/1/13	3,000,000	[a]	3,647,880
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	3,500,000		1,965,250
Colorado—5.3%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000		1,573,470
Colorado Springs,
HR	6.38	12/15/10	2,835,000	[a]	3,120,740
Colorado Springs,
HR	6.38	12/15/30	2,890,000		2,681,949
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000		1,529,910
District of Columbia—1.6%
District of Columbia,
Revenue (Catholic University
America Project) (Insured; AMBAC)	5.63	10/1/09	1,605,000	[a]	1,660,084
District of Columbia,
Revenue (Catholic University
America Project) (Insured; AMBAC)	5.63	10/1/29	475,000		478,790
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA,
GNMA and GIC; Trinity Funding)	7.45	12/1/30	490,000		496,693
Florida—2.6%
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	30,000	[a]	31,121
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	1,470,000		1,372,759

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured;
Assured Guaranty)	5.50	8/1/34	2,000,000		1,982,020
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	5.80	10/1/34	1,095,000		935,743
Illinois—12.7%
Chicago,
GO (Insured; FGIC)	6.13	7/1/10	3,685,000	[a]	3,973,499
Chicago,
GO (Insured; FGIC)	6.13	7/1/10	315,000	[a]	339,661
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	30,000		29,939
Illinois Finance Authority, Revenue
(Sherman Health Systems)	5.50	8/1/37	2,000,000		1,309,960
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,800,000	[a]	6,288,824
Illinois Health Facilities Authority,
Revenue (OSF Healthcare System)	6.25	11/15/09	7,000,000	[a]	7,308,840
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital)	6.88	5/15/10	1,995,000	[a]	2,131,478
Indiana—1.6%
Franklin Township School Building
Corporation, First Mortgage Bonds	6.13	7/15/10	2,500,000	[a]	2,724,800
Maryland—7.2%
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		2,569,725
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Project)	5.63	6/1/13	2,000,000	[a]	2,319,860
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins University Issue)	6.00	7/1/09	7,000,000	[a]	7,168,350

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—4.9%
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000		1,475,600
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	1/1/12	530,000	[a]	600,554
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/31	1,970,000		1,864,684
Massachusetts Industrial
Finance Agency, Water
Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000		4,356,724
Michigan—4.3%
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000		1,091,088
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,385,000		3,511,552
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000		2,674,525
Minnesota—4.0%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000		3,079,710
Minnesota Agricultural and
Economic Development Board,
Health Care Facilities Revenue
(Essentia Health Obligated Group)
(Insured; Assured Guaranty)	5.00	2/15/37	1,000,000		972,110
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	2,420,000	[a]	2,645,108

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	79,902
Mississippi—3.0%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	6,000,000	5,117,460
Missouri—1.7%
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.25	12/1/10	2,500,000 [a]	2,744,375
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.30	9/1/25	120,000	122,113
Nevada—1.7%
Clark County,
IDR (Southwest Gas Corporation
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000	2,875,480
New Jersey—2.2%
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	1,610,000	1,171,227
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty)	6.13	6/1/30	2,500,000	2,477,800
New Mexico—2.2%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.30	12/1/16	3,000,000	2,682,990
New Mexico Mortgage Finance
Authority, Single Family Mortgage
Program (Collateralized:
FHLMC and GNMA)	6.85	9/1/31	1,000,000	1,011,320
New York—1.8%
Long Island Power Authority,
Electric System General Revenue	5.00	9/1/27	1,500,000	1,445,715

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty)	7.00	3/1/49	1,435,000	1,598,346
North Carolina—.7%
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	1,125,000	1,126,057
Ohio—3.7%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.50	6/1/47	8,000,000	4,710,880
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000	1,539,820
Oklahoma—.4%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	625,000	626,288
Pennsylvania—7.6%
Lancaster Higher Education
Authority, College Revenue
(Franklin and Marshall
College Project)	5.00	4/15/37	2,000,000	1,857,840
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating Project)	6.60	1/1/19	3,500,000	2,565,150
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	5.88	12/1/11	5,995,000 [a]	6,767,815
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	5.88	12/1/31	1,755,000	1,565,741
South Carolina—10.5%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000	4,170,050

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina (continued)
Medical University of South
Carolina, Hospital
Facilities Revenue	6.00	7/1/09	2,500,000	[a]	2,559,925
Piedmont Municipal Power Agency,
Electric Revenue	5.25	1/1/21	3,500,000		3,489,080
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	3,000,000		3,093,360
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000		4,393,200
Tennessee—4.2%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	2,000,000		1,477,100
Knox County Health, Educational
and Housing Facility Board,
Revenue (University Health
System, Inc.)	5.25	4/1/36	4,000,000		3,010,560
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue (The
Vanderbilt University)	5.50	10/1/29	2,500,000	[b]	2,621,975
Texas—14.0%
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Revenue
Improvement (Insured; FSA)	5.00	11/1/35	1,500,000		1,275,480
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)	6.38	10/1/10	2,500,000	[a]	2,688,400
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	6.38	6/1/11	3,565,000	[a]	3,995,937

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000	1,117,995
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty)	5.75	1/1/40	4,000,000	4,073,880
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000	3,540,720
Texas,
GO (Veterans Housing
Assistance Program)
(Collateralized; FHA)	6.10	6/1/31	7,000,000	6,990,830
Utah—.0%
Utah Housing Finance Agency,
SFMR (Collateralized; FHA)	6.00	1/1/31	85,000	82,002
Vermont—2.6%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Middlebury
College Project)	5.00	11/1/38	2,500,000	2,473,225
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000	1,530,135
Vermont Housing Finance Agency,
SFHR (Insured; FSA)	6.40	11/1/30	330,000	336,062
Virginia—1.2%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	2,000,000	1,973,460
Washington—7.6%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,000,000	3,068,820
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000	1,537,560

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	5,000,000	[a]	5,137,500
Washington Housing Finance
Commission, Revenue
(Single-Family Program)
(Collateralized: FHLMC, FNMA
and GNMA)	5.15	6/1/37	3,160,000		2,972,170
West Virginia—1.1%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	2,500,000		1,870,750
Wisconsin—4.8%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	2,500,000		2,848,950
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.60	2/15/29	4,975,000		3,781,896
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000		1,483,740
Wyoming—1.8%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,500,000		1,106,025
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000		1,885,740
U.S. Related—2.0%
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	4,000,000		3,351,800
Total Long-Term Municipal Investments
(cost $253,361,724)					243,807,688

Short-Term Municipal
Investments—15.0%
Florida—1.4%
Hillsborough County School Board,
COP (Master Lease Purchase
Agreement) (LOC; Wachovia Bank)	0.50	4/1/09	1,600,000	[d]	1,600,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Jacksonville Health Facilities
Authority, HR (Baptist
Medical Center Project)
(LOC; Bank of America)	0.35	4/1/09	780,000	[d]	780,000
New York—6.5%
Monroe County,
GO Notes, RAN	6.50	4/15/09	4,000,000		4,004,080
New York City,
GO Notes (Insured; FSA and
Liquidity Facility; State
Street Bank and Trust Co.)	0.28	4/1/09	7,000,000	[d]	7,000,000
North Carolina—2.7%
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue
(Carolinas HealthCare System)
(LOC; Wachovia Bank)	0.35	4/1/09	4,500,000	[d]	4,500,000
Ohio—.4%
Cuyahoga County,
HR (W.O. Walker Center, Inc.
Project) (Insured; AMBAC and
Liquidity Facility; Key Bank)	9.00	4/7/09	700,000	[d]	700,000
Pennsylvania—4.0%
Bethlehem Area School District,
GO Notes (Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	3.25	4/7/09	6,700,000	[d]	6,700,000
Total Short-Term Municipal Investments
(cost $25,280,000)					25,284,080

Total Investments (cost $278,641,724)			159.8%		269,091,768
Liabilities, Less Cash and Receivables			(.4%)		(728,848)
Preferred Stock, at redemption value			(59.4%)		(100,000,000)
Net Assets Applicable to Common Shareholders			100.0%		168,362,920

a	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b	Purchased on a delayed delivery basis.
c	Security issued with a zero coupon. Income is recognized through the accretion of discount.
d	Variable rate demand note—rate shown is the interest rate in effect at March 31, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
e	At March 31, 2009, the fund had $45,264,713 or 26.9% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	22.4
AA		Aa		AA	16.8
A		A		A	38.1
BBB		Baa		BBB	15.1
B		B		B	1.0
F1		MIG1/P1		SP1/A1	3.7
Not Rated[f]		Not Rated[f]		Not Rated[f]	2.9
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	278,641,724	269,091,768
Cash		614,754
Interest receivable		4,645,000
Receivable for investment securities sold		2,525,600
Prepaid expenses		1,790
		276,878,912
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		175,226
Payable for investment securities purchased		8,219,027
Commissions payable		7,732
Dividends payable to Preferred Shareholders		5,114
Accrued expenses		108,893
		8,515,992
Auction Preferred Stock, Series A and B, par value $.001
per share (4,000 shares issued and outstanding at $25,000
per share liquadation preference)—Note 1		100,000,000
Net Assets applicable to Common Shareholders ($)		168,362,920
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,594,744 shares issued and outstanding)		20,595
Paid-in capital		185,628,567
Accumulated undistributed investment income—net		1,691,813
Accumulated net realized gain (loss) on investments		(9,428,099)
Accumulated net unrealized appreciation
(depreciation) on investments		(9,549,956)
Net Assets applicable to Common Shareholders ($)		168,362,920
Shares Outstanding
(110 million shares authorized)		20,594,744
Net Asset Value, per share of Common Stock ($)		8.18

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Interest Income	7,944,646
Expenses:
Management fee—Note 3(a)	921,007
Commission fees—Note 1	132,868
Professional fees	59,681
Shareholder servicing costs—Note 3(b)	25,717
Custodian fees—Note 3(b)	12,071
Shareholders’ reports	9,568
Directors’ fees and expenses—Note 3(c)	7,259
Registration fees	6,667
Miscellaneous	23,666
Total Expenses	1,198,504
Investment Income—Net	6,746,142
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,021,053)
Net unrealized appreciation (depreciation) on investments	(2,998,910)
Net Realized and Unrealized Gain (Loss) on Investments	(6,019,963)
Dividends on Preferred Stock	(999,806)
Net (Decrease) in Net Assets Resulting from Operations	(273,627)

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment income—net	6,746,142	14,325,250
Net realized gain (loss) on investments	(3,021,053)	(1,075,235)
Net unrealized appreciation
(depreciation) on investments	(2,998,910)	(18,303,233)
Dividends on Preferred Stock	(999,806)	(3,549,969)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(273,627)	(8,603,187)
Dividends to Common Shareholders from ($):
Investment income—net	(5,066,307)	(10,132,614)
Total Increase (Decrease) in Net Assets	(5,339,934)	(18,735,801)
Net Assets ($):
Beginning of Period	173,702,854	192,438,655
End of Period	168,362,920	173,702,854
Undistributed investment income—net	1,691,813	1,011,784

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
March 31, 2009			Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	8.43	9.34	9.66	9.68	9.51	9.51
Investment Operations:
Investment income—net[a]	.33	.70	.69	.65	.68	.69
Net realized and unrealized
gain (loss) on investments	(.28)	(.95)	(.34)	.00[b]	.21	.09
Dividends on Preferred Stock
from investment income—net	(.05)	(.17)	(.18)	(.15)	(.10)	(.06)
Total from
Investment Operations	—	(.42)	.17	.50	.79	.72
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.25)	(.49)	(.49)	(.52)	(.62)	(.72)
Net asset value, end of period	8.18	8.43	9.34	9.66	9.68	9.51
Market value, end of period	7.15	7.03	8.67	9.17	9.35	10.25
Total Return (%)[c]	5.31[d]	(14.04)	(.34)	3.86	(2.58)	14.08

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2009			Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock[e]	1.47[f]	1.55	1.67	1.61	1.48	1.40
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[e]	—	.19	.35	.28	.16	.09
Ratio of net investment income
to average net assets
applicable to Common Stock[e]	8.26[f]	7.64	7.28	6.83	7.03	7.29
Ratio of total expenses to
total average net assets	.91[f]	1.01	1.11	1.06	.99	.93
Ratio of interest and expense
related to floating rate notes
isssued to average net assets	—	.12	.23	.18	.11	.06
Ratio of net investment income
to total average net assets	5.13[f]	4.98	4.82	4.53	4.67	4.81
Portfolio Turnover Rate	12.69[d]	50.58	10.30	10.09	12.62	6.72
Asset coverage of Preferred
Stock, end of period	268	274	292	300	299	295
Net Assets, net of Preferred
Stock, end of period
($ x 1,000)	168,363	173,703	192,439	198,839	199,388	195,395
Preferred Stock outstanding,
end of period ($ x 1,000)	100,000	100,000	100,000	100,000	100,000	100,000

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Not annualized.
e	Does not reflect the effect of dividends to Preferred Stockholders.
f	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. The fund’s Common Stock trades on the New York Stock Exchange Alternext under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	—	269,091,768	—	269,091,768
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income: Securities trans-

actions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 30, 2009, the Board of Directors declared a cash dividend of $.041 per share from investment income-net, payable on April 30, 2009 to Common Shareholders of record as of the close of business on April 15, 2009.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2009 for each Series of APS were as follows: Series A—.746% and Series B—.746%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2009 for each Series of APS were as follows: Series A—1.988% and Series B—2.022%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $5,747,764 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2008. If not applied, $604,058 of the carryover expires in fiscal 2009, $1,413,550 expires in fiscal 2010, $360,799 expires in fiscal 2011, $3,070,416 expires in fiscal 2012 and $298,941 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 were as follows: tax exempt income $13,682,583. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Line of Credit:

The fund participated with other Dreyfus managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest was charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 1, 2008 through October 14, 2008, the fund did not borrow under the BNYM Facility. Effective October 15, 2008, the $300 million unsecured line of credit was terminated.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2009, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates BNY Mellon Shareowner Services, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $7,712 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $12,071 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $158,876, custodian fees $9,456, transfer agency per accounts fees $4,500 and chief compliance officer fees $2,394.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $40,835,460 and $29,959,446, respectively.

At March 31, 2009, accumulated net unrealized depreciation on investments was $9,549,956, consisting of $11,016,611 gross unrealized appreciation and $20,566,567 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	05/28/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	05/28/2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	05/28/2009

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6